Exhibit 10.1.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “First Amendment”) is dated as of April 19, 2011, and is made by and among PVR FINCO LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”), BANK OF AMERICA, N.A., SUNTRUST BANK, BRANCH BANKING AND TRUST COMPANY and UNION BANK, each in its capacity as a documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”). PNC Capital Markets LLC, RBC Capital Markets and Wells Fargo Bank, N.A. are Lead Arrangers, and RBC Capital Markets and Wells Fargo Bank, N.A. are Co-Syndication Agents under the Credit Agreement (defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 13, 2010 (the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend the Credit Agreement in order to (i) extend the Expiration Date, (ii) increase the Commitments to $1,000,000,000 and amend Schedule 1.1(B)-Part 1 to reflect such increase, (iii) permit an increase in Commitments of up to $200,000,000 in accordance with Section 2.10 [Increase in Commitments], (iv) amend the Maximum Secured Leverage Ratio and (v) amend Schedule 1.1(A) Pricing Grid, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Lenders have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) Definitions.

(i) The definition of Expiration Date contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Expiration Date shall mean, with respect to the Commitments, April 19, 2016.”

(ii) The definition of Restricted Subsidiary contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Restricted Subsidiary means (i) with respect to the Parent, the Borrower and each of its Subsidiaries other than its Unrestricted Subsidiaries and (ii) with respect to each Loan Party, each of its Subsidiaries other than its Unrestricted Subsidiaries.”

(b) New Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“Begley Assets shall mean the assets acquired by certain of the Loan Parties pursuant to that certain Asset Purchase and Sale Agreement, dated as of December 15, 2010, among Penn Virginia Operating Co., LLC, a Delaware limited liability company, as purchaser, Begley Properties, LLC, a Kentucky limited liability company, as seller and Fidelity National Title Company, as escrow agent (except to the extent that such assets constitute Excluded Property).”

“First Amendment Date shall mean April 19, 2011.”

(c) Amendment to Section 2.10 [Increase in Commitments]. Section 2.10.1(iii) is hereby amended and restated as follows:

“After giving effect to such increase, (a) the total Commitments shall not exceed $1,200,000,000 and (b) the aggregate amount of all increases occurring after the First Amendment Date shall not exceed $200,000,000;”

(d) Amendment to Section 7.1.13(ii) [Collateral and Additional Collateral; Execution and Delivery of Additional Security Documents. Section 7.1.13(ii) is hereby amended by adding the following language at the end thereof:

“Notwithstanding the foregoing, within one hundred twenty (120) days following the First Amendment Date (which time period may be extended by an additional thirty (30) days in the Agent’s sole discretion), each Loan Party that has acquired Begley Assets shall (a) comply with the foregoing requirements as to such Begley Assets and (b) deliver legal opinions in form and substance reasonably satisfactory to the Agent as to the Security Documents pertaining to such Begley Assets and the other matters set forth in Section 6.1.4(b) [Opinions of Counsel].”

(e) Amendment to Section 7.2.18 [Maximum Secured Leverage Ratio]. Section 7.2.18 is hereby amended and restated as follows:

“The Loan Parties shall not permit the ratio of Consolidated Secured Indebtedness, as measured at the end of each fiscal quarter, to Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four quarters then ended, to exceed (i) 3.75 to 1.0 for the end of each fiscal quarter occurring after the Closing Date through the fiscal quarter ended December 31, 2010 and (ii) 4.00 to 1.00 for the end of each fiscal quarter thereafter.”

(f) Amendment to Schedule 1.1(A)-Pricing Grid. Schedule 1.1(A)-Pricing Grid to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1(A)-Pricing Grid to this First Amendment and any change in pricing shall be effective as of the First Amendment Date.

(g) Amendment to Schedule 1.1(B)-Commitments of Lenders and Addresses for Notices. Schedule 1.1(B)-Commitments of Lenders and Addresses for Notices to this Credit Agreement-Part 1 is hereby deleted in its entirety and replaced with Schedule 1.1(B)-Commitments of Lenders and Addresses for Notices-Part 1 to this First Amendment.

3. Initial Borrowing/Conversion. Notwithstanding the requirement under Section 2.5 of the Credit Agreement that the Borrower deliver a Loan Request three (3) Business Days prior to a proposed Borrowing Date with respect to the conversion to the Euro-Rate Option for any Loans, the Lenders agree that the Borrower may deliver a Loan Request two (2) Business Days prior to the proposed Borrowing Date with respect to a Loan Request made on the First Amendment Date regarding the initial conversion of Loans to the Euro-Rate Option.

4. Conditions to Effectiveness. The amendments contained in Section 2 of this First Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of First Amendment. The Borrower, the Guarantors, the Lenders and the Agent shall have executed this First Amendment; each amended and restated Note and all other documentation necessary for effectiveness of this First Amendment, including amendments to Mortgages (or amendment and restatement of Mortgages) and flood zone determinations with respect to all real property Collateral on which a structure is erected, shall have been executed and delivered all to the satisfaction of the Borrower, the Lenders and the Agent.

(b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this First Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this First Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c) Material Adverse Change; Litigation. Each of the Loan Parties shall provide a certificate that represents and warrants to the Agent and the Lenders that by its execution and delivery hereof to the Agent, after giving effect to this First Amendment and the transactions contemplated herein:

(i) no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement; and

(ii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein.

(d) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the date hereof and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 5 of the Credit Agreement shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this First Amendment and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(e) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this First Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(f) Opinions of Counsel.

(i) There shall be delivered to the Agent for the benefit of each Lender a written opinion of Morgan, Lewis & Bockius LLP, special counsel for the Loan Parties (other than Immaterial Subsidiaries), dated the First Amendment Date, and in form and substance satisfactory to the Agent and its counsel as to such matters with respect to the transactions contemplated herein as the Agent may reasonably request.

(ii) There shall be delivered to the Agent for the benefit of each Lender an opinion letter from local counsel in the jurisdiction in which each amendment to Mortgage (or amendment and restatement of Mortgage) is obtained with respect to the enforceability, validity and form of the amendment to Mortgage (or amendment and restatement of Mortgage) and any related fixture, as-extracted collateral and transmitting utility filings and such other matters as requested by Agent, all in form and substance reasonably satisfactory to the Agent.

(g) Financial Projections. The Borrower shall have delivered projected consolidated financial statements (including balance sheets, statements of operations and cash flows) through December 31, 2013 that are reasonably acceptable to the Lenders and the Agent.

(h) Fees. The Borrower shall have paid to the Agent any reasonable fees and expenses due and payable to the Agent and the Lenders and the reasonable costs and expenses of the Agent, including, without limitation, reasonable fees of the Agent’s counsel in connection with this First Amendment and any mortgage recording fees and mortgage or recording taxes.

5. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this First Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This First Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This First Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this First Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this First Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

BORROWER:

PVR FINCO LLC

By:	/s/ Robert B. Wallace
Name:	Robert B. Wallace
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
KANAWHA RAIL LLC
LJL, LLC
LOADOUT LLC
PENN VIRGINIA OPERATING CO., LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN, LLC
PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING, LLC
PVR MARCELLUS GAS GATHERING, LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR NORTH TEXAS GAS GATHERING, LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC

By:	/s/ Robert B. Wallace
Name:	Robert B. Wallace
Title:	Executive Vice President and
Chief Financial Officer

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Executive Vice President and
Chief Financial Officer

[[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Dale A. Stein
Name:	Dale A. Stein
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BOKF, N.A. dba BANK OF OKLAHOMA

By:	/s/ Jason B. Webb
Name: Jason B. Webb
Title: Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Hugh Ferguson
Name:	Hugh Ferguson
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By:	/s/ John S. Lesikar
Name:	JOHN S. LESIKAR
Title:	ASSISTANT VICE PRESIDENT

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

RBC BANK (USA)

By:	/s/ Richard Marshall
Name:	Richard Marshall
Title:	Market Executive – National Division

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.

By:	/s/ Maria Willner
Name:	Maria Willner
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Simon Mockford
Name:	Simon Mockford
Title:	Managing Director

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A.

By:	/s/ Richard Reeves
Name:	Richard Reeves
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tyler Fauerbach
Name:	Tyler Fauerbach
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1(A)

Variable Pricing and Fees Based on Leverage Ratio

Level	Leverage Ratio	Euro-Rate Margin (Loan)	Base Rate Margin (Loan)	Commitment Fee	Applicable Letter of Credit Fee
I	Less than or equal to 3.00 to 1.00	1.750%	0.750%	0.375%	1.750%
II	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	2.000%	1.000%	0.375%	2.000%
III	Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	2.250%	1.250%	0.500%	2.250%
IV	Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.500%	1.500%	0.500%	2.500%
V	Greater than 4.50 to 1.00	2.750%	1.750%	0.500%	2.750%

Any change in the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate shall be based upon the financial statements and compliance certificates provided pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements] and shall become effective on the date such financial statements are due in accordance with Section 7.3.3 [Certificate of the Borrower].

If, as a result of any restatement of or other adjustment to the financial statements of the Loan Parties or for any other reason, the Loan Parties or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent for the account of the applicable Lenders, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, automatically and without further action by the Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Agent, or any Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 3.3 [Interest After Default] or 8 [Default]. The Loan Parties’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

SCHEDULE 1.1(B)

Commitments of Lenders and Addresses for Notices to Lenders

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Bank of America, N.A. Address: IL-231-10-35 231 S La Salle Street Chicago, Illinois 60604 Attention: Adam Fey 312-828-1462 312-974-4970 (fax) adam.h.fey@bankofamerica.com Administrative Contact Attention: Kamakshi Chugh Telephone: (415) 436-3683 (ext. 88092) Telecopy: (312) 453-3761 Email: kamakshi.chugh@bankofamerica.com	$70,000,000	7%

Name: BOKF, N.A. dba Bank of Oklahoma Address: One Williams Center, 8SE Tulsa, Oklahoma 74172 Attention: Jason B. Webb Telephone: (918) 588-6771 Telecopy: (918) 588-6880 Email: j.webb@bokf.com Administrative Contact Attention: Angie Walker Telephone: (405) 736-8941 Telecopy: (405) 319-1078 Email: angie.walker@bokf.com	$30,000,000	3%

Name: Barclays Bank PLC Address: 745 7th Avenue, 26th Floor New York, NY 10019 Attention: Michael Mozer Telephone: (212) 526-1456 Telecopy: (212) 526-5115 Email: michael.mozer@barcap.com Operations Contact Address: 70 Hudson Street Jersey City, NJ 07302 Attention: Adam Stewart Telephone: (201) 499-3220 Telecopy: (212) 412-7401 Email: xrausloanops1@barclayscapital.com	$25,000,000	2.5%

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Branch Banking and Trust Company Address: 233 Wyndale Road Abingdon, Virginia 24210 Attention: Hugh Ferguson Telephone: (276) 739-7955 Telecopy: (276) 739-7958 Email: wferguson@bbandt.com Administrative Contact Address: 233 Wyndale Road Abingdon, Virginia 24210 Attention: Karen Yates Telephone: (276) 739-7950 Telecopy: (276) 739-7958 Email: kyates@bbandt.com	$70,000,000	7%

Name: Capital One, N.A. Address: 201 St. Charles Ave - 29th Floor New Orleans, Louisiana 70170 Attention: Nancy Moragas Telephone: (504) 533-2863 Telecopy: (504) 533-5204 Email: nancy.moragas@capitalonebank.com Administrative Contact: Address: 5718 Westheimer Road Suite 1430 Houston, Texas 77057 Attention: Norma Platt Telephone: (713) 435-5233 Telecopy: (713) 435-5106 E-Mail: norma.platt@capitalonebank.com	$45,000,000	4.5%

Name: Citibank, N.A. Address: 2800 Post Oak Blvd. Houston, TX 77056 Attention: Todd Mogil Telephone: (713) 752-5321 Telecopy: (713) 481-0247 Email: todd.j.mogil@citi.com Administrative Contact Attention: Vince Napoli Telephone: (302) 894-5062 Telecopy: (212) 994-0847 Email GLOriginationOps@citi.com	$25,000,000	2.5%

Name: Comerica Bank Address: 1717 Main Street, 4th Floor Dallas, TX 75201 Attention: John Lesikar Telephone: (214) 462-4341 Telecopy: (214) 462-4240 Email: jlesikar@comerica.com Administrative Contact Attention: Antoinette Frost Telephone: (734) 632-4711 Telecopy: (734) 632-2993 Email afrost@comerica.com	$50,000,000	5%

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Deutsche Bank Trust Company Americas Address: 700 Louisiana Street, Suite 1500 Houston, Texas 77002 Attention: David Sisler Telephone: (832) 239-4627 Telecopy: ____________________ Email: David.Sisler@DB.com Administrative Contact Attention: Melissa Brennan Telephone: (904) 520-5449 Telecopy: 866-240-3622 Email: Loan.Admin-NY@DB.com	$25,000,000	2.5%

Name: JPMorgan Chase Bank, N.A. Address: 277 Park Avenue, Floor 22 New York, New York 10172 Attention: Kerri Jessani Telephone: (212) 622-3456 Telecopy: (866) 743-0654 Email: kerry.h.jessani@jpmorgan.com Loan Operations Address: Suite IL1-0010 131 S. Dearborn - 5th Floor Chicago, Illinois 60603 Attention: Jeremy Stank Telephone: _____________ Telecopy: (312) 385-7097 Email: cls.chicago.non.agented.servicing@ jpmchase.com	$70,000,000	7%

Name: PNC Bank, National Association Address: Three PNC Plaza 225 Fifth Avenue P3-P3PP04-4 Pittsburgh, Pennsylvania 15222 Attention: Richard C. Munsick Telephone: (412) 762-4299 Telecopy: (412) 762-2571 Administrative Contact Address: Firstside Center, 4th Floor 500 First Avenue Pittsburgh, Pennsylvania 15219 Attention: Rini Davis Telephone: (412) 762-7638 Telecopy: (412) 762-8672 Email: rini.davis@pncbank.com	$90,000,000	9%

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Royal Bank of Canada Address: 3900 Williams Tower 2800 Post Oak Boulevard Houston, Texas 77056 Attention: Don McKinnerney Telephone: (713) 403-5607 Telecopy: (713) 403-5624 Email: don.mckinnerney@rbccm.com Operations Address: One Liberty Plaza, 3rd Floor New York, New York 10006 Attention: US Specialized Service Officer Telephone: (212) 952-6599 Telecopy: (212) 428-2372 Email: __________________@rbccm.com	$75,000,000	7.5%

Name: RBC Bank (USA) Address: 301 Fayetteville Street, Suite 1100 Raleigh, North Carolina 27601 Attention: Richard Marshall Telephone: (919) 788-5749 Telecopy: (919) 788-5515 Email: richard.marshall@rbc.com Administrative Contact Address: 134 N. Church Street -1st FL Spprt Cntr Rocky Mountain, NC 27804 Attention: Delia Wiggins Telephone: (252) 454-8493 Telecopy: (252) 454-4910 Email: delia.wiggins@rbc.com	$15,000,000	1.5%

Name: SunTrust Bank Address: 303 Peachtree Street NE 4th Floor Atlanta, Georgia 30308 Attention: Greg Magnuson Telephone: (404) 813-0112 Telecopy: (404) 827-6270 Email: greg.magnuson@suntrust.com Administrative Contact Attention: Stephen Huff Telephone: (770) 352-5159 Telecopy: (404) 588-4453 Email: stephen.huff@suntrust.com	$70,000,000	7%

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: TD Bank, N.A. Address: 2005 Market Street, 2nd Floor Philadelphia, Pennsylvania 19103 Attention: Gary R. Martz Telephone: 215.282.2799 Telecopy: 215.282.4032 Email: gary.martz@yesbank.com Administrative Contact Address: 6000 Atrium Way Mt. Laurel, New Jersey 08054 Attention: Marcella Brattan Telephone: (856) 533-4885 Telecopy: (856) 533-4879 Email: Investor.Processing@yesbank.com	$50,000,000	5%

Name: The Huntington National Bank Address: 41 South High Street Columbus, Ohio 43215 Attention: Chad A. Lowe Telephone: 614.480.5810 Telecopy: 877.274.8593 Email: chad.lowe@huntington.com Administrative Contact Address: 41 South High Street Columbus, Ohio 43215 Attention: Debbie Cabungcal Telephone: 614.480.1283 Telecopy: 614.480.2249 Email: debbie.cabungcal@huntington.com	$25,000,000	2.5%

Name: The Royal Bank of Scotland plc Address: 600 Washington Boulevard Stamford, CT 06901 Attention: Matthew Allen Telephone: (203) 897-3715 Telecopy: (203) 873-3541 Email: Matthew.Allen@rbs.com Administrative Contact Address: 600 Washington Boulevard Stamford, CT 06901 Attention: Janardhan Krishnappa Telephone: (203) 897-4431 Telecopy: (203) 873-5019 Email: janardhan.krishnappa@rbs.com	$45,000,000	4.5%

Name: UBS Loan Finance LLC Address: 677 Washington Boulevard Stamford, Connecticut 06901 Attention: Ray Ciraco Telephone: (203) 719-3571 Telecopy: (203) 719-3888 Email: ray.ciraco@ubs.com	$25,000,000	2.5%

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: Union Bank Address: Energy Capital Services 445 S. Figueroa Street, 15th Floor Los Angeles, California 90071 Attention: Robert Olson Telephone: (213) 236-7407 Telecopy: (213) 236-4096 Email: robert.olson@uboc.com Administrative Contact Address: Energy Capital Services 445 S. Figueroa Street, 15th Floor Los Angeles, California 90071 Attention: Jonathan Bigelow Telephone: (213) 236-4246 Telecopy: (213) 236-4096 Email: jonathan.bigelow@uboc.com	$70,000,000	7%

Name: U.S. Bank National Association Address: 950 17th Street, 8th Floor DN-CO-T8E Denver, Colorado 80202 Attention: Tyler Fauerbach Telephone: (303) 585-4209 Telecopy: (303) 585-4362 Email: tyler.fauerbach@usbank.com Administrative Contact Address: 555 SW Oak, PD-OR-P7LS Portland, OR 97208 Attention: Robert Getch Telephone: (503) 275-3113 Telecopy: (866) 721-7062 Email: comples.credits.portland@usbank.com	$35,000,000	3.5%

Name: Wells Fargo Bank, N.A. Address: 201 S. Jefferson St. 2nd Floor Roanoke, Virginia 24011 Attention: Brenda Vaughan Telephone: 1-540-563-7803 Telecopy: 1-540-563-6320 Email: brenda.vaughan@wachovia.com Administrative Contact Address: Wholesale Loan Servicing East Telephone: 1-866-647-7249 (opt. 4, then opt. 1) Telecopy: 1-704-715-0099 Email: specializedloans@wachovia.com	$90,000,000	9%

TOTAL	$1,000,000,000	100%